Exhibit 99(i)

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Alan McCollough, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2).    The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.


Date:  January 14, 2003                            By: /s/ W. Alan McCollough
       -------------------------------                 -------------------------
                                                       W. Alan McCollough
                                                       Chairman, President and
                                                       Chief Executive Officer




                                                                  Exhibit 99(ii)

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
T. Chalifoux, Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2).    The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.


Date:  January 14, 2003                          By: /s/ Michael T. Chalifoux
       -------------------------------               -------------------------
                                                     Michael T. Chalifoux
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary